UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

ACADIA Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50768	061376651
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 300 San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 558-2871

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On June 6, 2018, the stockholders of ACADIA Pharmaceuticals Inc. (“Registrant”) approved an amendment to Registrant’s 2010 Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 6,700,000 shares.

The foregoing description of Registrant’s 2010 Equity Incentive Plan, as amended, does not purport to be complete, and is qualified in its entirety by reference to Exhibit 99.1 to this Report, as well as the description of the 2010 Equity Incentive Plan, as amended, included in Registrant’s definitive proxy statement (the “proxy statement”) filed with the Securities and Exchange Commission on April 30, 2018.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its 2018 Annual Meeting of Stockholders on June 6, 2018 (the “2018 Annual Meeting”).

(b)	The election of three nominees to serve as Class II directors on Registrant’s Board of Directors (the “Board”) until Registrant’s 2021 Annual Meeting of Stockholders was carried out at the 2018 Annual Meeting. The following three Class II directors were elected by the votes indicated:

	For	Withheld	Broker Non-Votes
Julian Baker	76,696,395	13,522,151	20,781,527
Stephen Biggar	74,252,647	15,965,899	20,781,527
Daniel Soland	85,556.422	4,662,124	20,781,527

In addition to the election of three Class II directors, the following matters were submitted to a vote of the stockholders at the 2018 Annual Meeting:

(i)	the approval of an amendment to Registrant’s 2010 Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 6,700,000 shares, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
54,418,954	35,616,191	183,401	20,781,527

(ii)	the approval, on an advisory basis, of the compensation of Registrant’s named executive officers, as disclosed in the proxy statement, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
53,635,912	36,369,150	213,484	20,781,527

(iii)	the appointment of Ernst & Young LLP as Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified by the following vote:

For	Against	Abstain
110,130,114	368,768	501,191

Each of the foregoing voting results from the 2018 Annual Meeting is final.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	2010 Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2018	ACADIA Pharmaceuticals Inc.

	By:	/s/ Glenn F. Baity
	Name:	Glenn F. Baity
	Title:	EVP, General Counsel & Secretary